Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Prosper Funding LLC (“Prosper Funding”) on Form 10-K for the year ended December 31, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of Prosper Funding certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to such officer’s knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Prosper Funding.

Date: March 23, 2018	/s/ David Kimball
David Kimball
Chief Executive Officer of Prosper Funding LLC
(Principal Executive Officer)

/s/ Usama Ashraf
Usama Ashraf
Chief Financial Officer of Prosper Marketplace, Inc.
(Principal Financial Officer and Principal Accounting Officer)